Federated Hermes Money Market Obligations Trust

Federated Hermes Tax-Free Obligations Fund
WEALTH SHARES (TBIXX)
Federated Hermes Prime Cash Obligations Fund
WEALTH SHARES (PCOXX)

SUPPLEMENT TO CURRENT PROSPECTUSES
Under the section entitled “How is the Fund Sold?,” please delete the sub-section “Intra-Fund Share Conversion Program” in its entirety and replace it with the following:
“INTRA-FUND SHARE CONVERSION PROGRAM
With the exception of AVR Shares, a shareholder in the Fund’s Shares may convert their Shares at net asset value to any other share class of the Fund if the shareholder meets the investment minimum and eligibility requirements for the share class into which the conversion is sought, as applicable. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares. AVR Shares do not have any conversion rights.”
December 18, 2020

Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q455348 (12/20)
©2020 Federated Hermes, Inc.